UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 13, 2015

THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130
(Commission File Number)	(IRS Employer Identification No.)

4500 Mt. Pleasant St. N.W., North Canton, Ohio 44720-5450

(Address of Principal Executive Offices)          (Zip Code)

(234) 262-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2015, the Board of Directors (the “Board”) of The Timken Company (the “Company”) elected James F. Palmer as a director, increasing the size of the Board from eleven to twelve members. Mr. Palmer was also appointed to the Audit and Compensation Committees of the Board. Mr. Palmer will immediately begin serving as a director for a term that expires at the Company’s 2016 Annual Meeting of Shareholders. Mr. Palmer recently retired as Corporate Vice President and Chief Financial Officer of Northrop Grumman Corporation.

In connection with his appointment and service to the Board, Mr. Palmer will receive the same compensation as all other non-employee directors of the Company as disclosed in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2015. Mr. Palmer and the Company will also enter into the Company’s standard director indemnification agreement, the form of which was previously filed with the SEC as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

On August 13, 2015, the Company issued a press release regarding Mr. Palmer’s election to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events.

On August 13, 2015, the Board of the Company approved an amendment to the Company’s Amended Regulations to give holders in the aggregate of 25% of our outstanding common shares the power to call a special meeting of shareholders. This amendment will be submitted to our shareholders for approval at the Company’s 2016 Annual Meeting of Shareholders.

Also on August 13, 2015, the Company and each of Messrs. William R. Burkhart, the Company’s Executive Vice President, General Counsel and Corporate Secretary, and J. Ted Mihaila, the Company’s Senior Vice President and Controller, voluntarily entered into new severance agreements, the form of which was previously filed with the SEC as Exhibit 10.28 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. All of the executive officers of the Company have now entered into this new form of severance agreement, which does not contain an excise tax gross-up provision.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of The Timken Company Regarding Board Announcement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ William R. Burkhart
William R. Burkhart
Executive Vice President, General Counsel and Secretary

Date:  August 13, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of The Timken Company Regarding Board Announcement.